Exhibit 32.2

LITHIUM EXPLORATION GROUP, INC.
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Alexander Walsh, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)

The quarterly report on Form 10-Q of Lithium Exploration Group, Inc. for the three and nine months ended March 31, 2018 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Lithium Exploration Group, Inc.

Dated: May 21, 2018	/s/ Alexander Walsh
Alexander Walsh
President, Secretary, Treasurer and Director
(Principal Accounting Officer)
Lithium Exploration Group, Inc.